Company Presentation July 2007

This presentation contains “forward-looking statements” as defined under the federal securities laws. Actual results could vary materially. Factors that could cause actual results to vary materially are described in our filings with the Securities and Exchange Commission. You should pay particular attention to the “risk factors” contained in documents we file from time to time with the Securities and Exchange Commission. The risks identified therein, as well as others not identified by the Company, could cause the Company’s actual results to differ materially from those expressed in any forward-looking statements. Legal Notice Cautionary Statement Concerning Forward-Looking Statements

Stem Cell Based Therapy Scientists worldwide believe stem cell-based therapies have the potential to restore healthy function of diseased or damaged tissues Goal is to develop therapies that work by transplanting cells and tissues derived from stem cells into the body, using the body’s natural powers of regeneration and healing

Company Mission Translating World Class Stem Cell Research into Proprietary Human Therapeutic Programs

Recent Events Driving Forward into the Clinic Acquiring Mytogen and Myoblast Program Phase II Clinical Trial for the Treatment of Chronic Heart Failure Commencing GLP Studies for RPE Program Preclinical Safety Studies for the Treatment of AMD and Retinal Degenerative Disease Commencing Preclinical Studies for Hemangioblast Program Preclinical Studies for the Replacement of Red Blood Cells and the Treatment of Eye Disease (Diabetic Retinopathy and Branch Vein Occlusion)

Key Highlights of Mytogen Acquisition Target Market for Myoblast Program Chronic Heart Failure - treat scar tissue caused by heart attack Clearance from FDA to Proceed with Phase II Clinical Trials Experienced Mytogen Development Team – Together for over Ten Years Strong Intellectual Property – Mytogen Licensed from GenVec who Acquired from Diacrin Transaction to Close in July – ACT Acquiring Mytogen for Common Stock Charlestown, MA GMP Facility

Key Highlights of Mytogen Acquisition Gained Clearance from FDA to Proceed with Phase II Multi-Center Clinical Trial 3 Phase I Clinical Studies Completed Dosed in 42 patients No safety concerns Strong indications of efficacy Phase lb Catheter Trial Nearly Complete No SAEs for cells, no arrhythmia concerns Highly significant improvement in NYHA Classification Improvement in ventricular volumes 3 mos: p = 0.0009, n = 23 6 mos: p < 0.0001, n = 23 A decrease in NYHA score represents an improvement in symptoms and an increase represents a worsening. Phase Ib Clinical Trial Results – NYHA Classification 2.8 2.4 1.9 2.4 1.4 2.6 1 1.5 2 2.5 3 Myoblast Control Average NYHA Class

Key Investment Highlights ACT Proprietary Human Therapeutic Programs Myoblast Program Treatment of Heart Attack Phase II and Heart Failure RPE Program Treatment of AMD and Retinal Preclinical Degenerative Diseases Hemangioblast Treatment of Disease and Disorders Preclinical Program of the Blood and Vascular System Dermal Program Treatment of Wounds, Burns Preclinical and Scars

Key Investment Highlights ACT Proprietary Enabling Technology Platforms Blastomere Program First Proven Alternative Method for hESC Derivation ACTCellerate High Throughput Derivation and Differentiation of Program Therapeutic Cell Types GMP Manufacturing Producing GMP-Compliant, Pathogen-Free Banks Program of hESCs and Therapeutic Cell Types

World Class Scientific Team Lead By: Dr. Michael West President and Chief Scientific Officer Dr. Robert Lanza VP of Research & Scientific Development Dr. Pedro Huertas Chief Development Officer Industry-Leading Intellectual Property Portfolio More than 300 patents and patent applications related to stem cell therapy and regenerative medicine Key Investment Highlights

ACT Therapeutics: Myoblast Program

Myoblast Stem Cell Therapy Outpatient therapy to improve cardiac function in heart failure patients Harvest muscle stem cells (Myoblasts) from patient’s thigh Expand cells using proprietary culturing process Identify and map scarred regions of the heart with 3-D imaging technique Inject cells with minimally-invasive cardiac catheter: no general anesthesia

Myoblast Clinical Trial Summary Escalating - 30, 100, 300 and 600 MM Cells Single Dose - 300 MM Cells Escalating – 10, 30, 100 and 300 MM Cells Single Dose -300 MM Cells Dose Safe at all doses, improved symptoms and function Safety Catheter Injection 23 Patients (12 treated, 11 control) Phase 1b Catheter Result Primary Endpoint Indication Patients Phase 1b CABG Phase 1 CABG Phase 1 LVAD Survival of cells (cardiac imaging), improved symptoms and function Dose escalation, Safe at all doses Demonstrated cell survival in humans Safety Safety Safety +CABG +CABG LVAD Bridge to Transplant 12 patients 12 patients 6 patients

Phase Ib Catheter Trial Summary First U.S. randomized trial of catheter-delivered muscle cells Core laboratory analysis of objective endpoints Only trial with direct injection into scar (other stem cells must be delivered to viable tissue for benefit) Catheter delivery process without any complications No deaths, no loss to follow-up Ongoing follow-up data

3-D NOGA Mapping of Myoblast Injections 5.7 mV 8.6 mV Injections of 600 million cells into infarct region shown in red 3 months post reveals significant improvement in viability of the heart

Phase Ib Clinical Trial Results 3 mos: p = 0.0009, n = 23 6 mos: p < 0.0001, n = 23 A decrease in NYHA score represents an improvement in symptoms and an increase represents a worsening NYHA Classification of Heart Failure Symptoms Baseline 3mos 6mos Baseline 3mos 6mos 2.8 2.4 1.9 2.4 1.4 2.6 1 1.5 2 2.5 3 Myoblast Control Average NYHA Class

Phase Ib Clinical Trial Results Control ß-blockers* ACE Inhibitors# CRT† Myoblasts * Lombardo et al., 2006 Am J Cardiovasc Drugs 6:259-63 † McAllister et al., 2004 Ann Intern Med 141:381-90 # Sliwa et al., 2004 JACC 44:1825-30 Change in NYHA at 6mos post treatment Comparative Effects of Heart Failure Treatments on NYHA -0.6 -0.4 -1 -1.4 0.2 -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 0.2 0.4 Ave. Change in NYHA Control ß - blockers ACE Inhibitors CRT Myoblasts

Phase Ib Clinical Trial Results Minnesota Living with Heart Failure Questionnaire (MLHFQ) p = 0.017, n = 23 Baseline 6mos Baseline 6mos * Improvement in patient quality of life (QOL) scores for all patients 47 47 28 46 0 10 20 30 40 50 Myoblast Control

Phase Ib Clinical Trial Results Average change in distance walked in 6 minutes from 3 months to 6 months for all patients 6 Minute Walk Test 81 -9 -50 0 50 100 Feet Myoblast Control

Phase Ib Clinical Trial Results Ventrical Volumes: End Systolic and End Diastolic Diameters End Systolic Diameter at 3 and 6 mos as measured by independent echocardiography core lab for all patients p = 0.06, n = 23 Baseline 3mos 6mos Baseline 3mos 6mos End Diastolic Diameter at 3 and 6 mos as measured by independent echocardiography core lab for all patients p = 0.07, n = 23 Baseline 3mos 6mos Baseline 3mos 6mos 5.52 4.89 5.4 4.99 5.41 5.08 4.8 4.9 5 5.1 5.2 5.3 5.4 5.5 5.6 Myoblast Control cm 6.41 6.2 6.38 6.27 6.39 6.37 6 6.1 6.2 6.3 6.4 6.5 Myoblast Control cm

Phase Ib Clinical Trial Results NYHA Classification at 6 month vs Baseline for all Patients 36% 64% 0% Control 0% 17% 83% Myoblast Worsened No Change Improved

Plan for Phase II Clinical Trial 160 total patients (2:1 treatment vs control) Double-blind, placebo (sham procedure) controlled Catheter delivery of cells: percutaneous Three month, six month, and 12 month follow-up Endpoints: Improvement in HF symptoms and Ventricular Volumes Primary endpoint: Improvement in quality of life measure “Kansas City Cardiomypathy Questionaire” Secondary endpoints: Ventricular volumes, Six minute walk test Interim data analysis at six months by Independent Review Board

ACT Therapeutics: RPE Program

RPE Anatomy and Function RPE Layer Deteriorates in Patients with AMD and other Retinal Degenerative Diseases absorption of stray light barrier vitamin A metabolism and transport phagocytosis of shed photoreceptor segments some functions of RPE

RPE Program 2006 Milestone Achieved: Published Data Showing hESC- derived RPE Cells Rescue Visual Function in RCS Rats

RPE Rescue in the RCS Rat

RPE: essential for the survival of photoreceptors in the retina; believed to play a critical role in healthy vision


A
b
c

Photoreceptor Rescue in RCS Rat by transplanted H9-RPE cells

RCS retina at P100 with RPE-9 injection:

A: low power view of retina showing extensive rescue;

B: high power of outline b showing rescued photoreceptors;

C: high power of outline c showing non-rescue area.


B
C

26

ADVANCED CELL TECHNOLOGY

RPE Program Collaboration 2007 Milestone Achieved - Preclinical Development Collaboration with Casey Eye Institute at Oregon Health & Science University Dr. Raymond Lund Leading Researcher in Retinal Degenerative Disease Dr. Peter Francis Senior Researcher and Clinician Dr. Richard Weleber Senior Clinician OHSU Team is Conducting Dosage Studies in the RCS Rat OHSU Team is Advising on RPE Program Safety Studies Additionally, OHSU Team is Advising on Plans for IND and Phase I Human Clinical Trials

RPE Program - GLP Safety Studies 2007 Milestone Achieved – Hired MPI Research to conduct our GLP Safety Studies for the RPE Program Initial Pilot Studies Commenced initial studies to demonstrate cell survival and validation of controls Pivotal Studies Full safety and tumorigenicity studies to demonstrate safety of cells in animal models FDA Dialogue Company has initiated discussions with FDA and is planning for further discussions in 2007 in regard to IND submission

ACT Therapeutics: Hemangioblast Program

The Hemangioblast Cell Pre-cursor to all cell types of the blood and the vascular system

Hemangioblast Program 2006 Milestone Achieved: Hemangioblast Cells Generated from Blastomere Derived hESC Lines 40X 10X

Hemangioblast Program 2007 Milestone Achieved: Published Data Showing Hemangioblast Function In Vivo in Nature Methods

Hemangioblast Program Repair of Ischemic Retinal Vasculatures Mouse Rat

Hemangioblast Program Restoration of Blood Flow in Ischemic Limbs (Rat)

Hemangioblast Program Increase in Survival Rate in Infacted Heart (Mouse)

Hemangioblast Program Significant Breakthrough in Scaled Manufacture of Hemangioblasts Cells Well characterized - make all cells of the blood and vascular tissues Significant Collaborations underway to generate proof of concept data in a wide range of indications Plan to generate Hemangioblasts under GMP in 2007 and commence additional preclinical studies for target indications

ACT Therapeutics: Dermal Program

Skin: Dermal Cells for Wound and Burn Repair ES dermal cells possess unique healing capacities of early skin cells to heal wounds without scarring. ACTC is researching ES dermal cell technology that may someday repair skin. Large application for therapies to repair damage from burns, wounds and surgical procedures, quickly and without scarring Cells successfully isolated in our California labs

ACT Technology: Blastomere Program

Blastomere Program–Most Recognized

Success in Human 2006 Milestone Achieved: Derivation of Human hESC Lines Published in Nature

First Proven Alternative Method Enables Derivation of New hESC Lines via Preimplantation Genetic Diagnosis (PGD) Method, Preserving Development Potential of the Embryo First Proven Alternative; Presents Solution to hESC Controversy Blastomere hESC Lines May Be Eligible for Federal Funding; Company Seeking Ruling Hemangioblasts Differentiated from Blastomere hESC Lines

ACT Technology: ACTCellerate Program

ACTCellerate – A Sleeping Beauty 2006 Milestone Achieved: Announced proprietary high throughput technology platform for discovering large number of therapeutically useful, hESC-derived cell types

ACTCellerate Program Cell Sorting Gene Expression Profile Scaling in Rollers hES Cell Line ACTCellerate Cell Lines Lines Human Embryo- Derived Cells

ACTCellerate Program

ACTCellerate Cell Lines



ACT162
Cardiac Progenitor

Cardiac Muscle	Neuronal
ACTC	NEF3
MYH7	NEFL
MYL4	MEIS1
MYH3	CDH2
TNNT2	SILV

46

ADVANCED CELL TECHNOLOGY

ACT Technology: GMP Manufacturing Program

GMP Manufacturing Program

2006 Milestone Achieved - Company Opens GMP Facilities in Massachusetts and California



FPRM 198 Revision 5
13 June 06
BSC SH-01003
Work Station SH-03001
Microscope with Computer
2-8°C Refrigerator CS-01001
-80 Freezer CS-04002
Tri-Gas Incubator IN-03001
Warming Oven IN-02001
CO2 INCUBATOR IN-01004 (top) IN-01003 (bottom)
CO2 INCUBATOR IN-01001 (top) IN-01002 (bottom)
CENTRIF CT03002
Class 10.000 Room 198
Microscope
BSC SH-01002
BSC SH-01001
Pass Thru
Class 100.000 Room 199
Sterilizer OV-05001
CENTRIF CT-03001
Viewing Window
Unclassified

ADVANCED CELL TECHNOLOGY
GMP MANUFACTURING
LABORATORY Rms 198/199

48

ADVANCED CELL TECHNOLOGY

GMP Manufacturing Program 2007 Milestone Achieved – Company Hires Dr. Pedro Huertas as Chief Development Officer Noted Biotech Industry Executive – Experience at Genzyme, StemCells Inc., Novazyme, Amicus Therapeutics Harvard – MIT Trained Physician M.D. from Harvard and MIT Ph.D. from Harvard University in Cell and Developmental Biology M.B.A. from MIT’s Sloan School of Mgmt Tasked with leading company’s push to the clinic

GMP Manufacturing Program Design of Master and Working hESC Banks Unlimited Expansion of Stem Cell Line Master Cell Bank Working Cell Bank Bank of Differentiated Cells Bank of Differentiated Cells Bank of Differentiated Cells Single Blastomere

GMP Manufacturing Program 2007 Milestone Achieved – Company Manufacturing RPE Cells under GMP Compliant Conditions Working Stem Cell Bank Cryopreserved RPE Cell Bank Retinal Pigmented Epithelium

ACT : Corporate Milestones

2007 – 2008 Corporate Milestones Raise Additional Capital Achieve Listing on National Exchange Commence Phase II Clinical Trial for Myoblast Program File INDs for RPE and Hemangioblast Programs Announce Significant Corporate Partnership Announce Scientific Breakthrough on Solving Histocompatibility

ACTC Value Proposition Selected Comparable Companies (S mio., except per share data) Osiris OSIR / $14.04 27.4 $384.7 172,590 Phase II/III Stem Cell Therapy NASDAQ Geron Corporation GERN / $7.14 72.9 $520.5 1,660,000 Phase II Cancer / Preclinical hESCs NASDAQ Stem Cells, Inc. STEM / $2.30 80.4 $184.9 1,215,743 Phase I Stem Cell Therapy NASDAQ Aastrom Biosciences, Inc. ASTM / $1.35 120.0 $162.0 1,100,000 Phase II/III Stem Cell Therapy NASDAQ ViaCell, Inc. VIAC / $5.40 38.8 $209.5 151,298 Cord Blood Storage / Preclinical NASDAQ Advanced Cell Technology ACTC / $0.47 49.5 $23.3 1,006,000 Phase II Stem Cell Therapy / Preclinical hESCs OTCBB * Does not include outstanding options, warrants and other common stock equivalents. Volume Average Daily Market Capitalization Primary Shares Outstanding* Name / Description / Phase Tkr / Exch Current Stock Price (Jun 28th)

Thank you for your time For more information, visit www.advancedcell.com Advanced Cell Technology is traded on the OTC BB, symbol: ACTC